UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

CAMPING WORLD HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! Get informed before you vote View the Notice of Proxy Statement, Annual Report,1234567890123456789012345678901234567890, 123456789012345678 9012345678901234567890, 1234567890123456789012345678901234567890, 12345678901234567890123456789012345 67890 online OR you can receive a free paper copy of voting material(s) by requesting prior to <matcutoff>. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # FLASHID-JOB# Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 30# XXXX XXXX XXXX XXXX CAMPING WORLD HOLDINGS, INC. 2022 Annual Meeting Vote by May 12, 2022 11:59 PM ET CAMPING WORLD HOLDINGS, INC. 250 PARKWAY DRIVE, SUITE 270 LINCOLNSHIRE, IL 60069 You invested in CAMPING WORLD HOLDINGS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2022. View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 13, 2022 1:30 PM CDT Virtually at: www.virtualshareholdermeeting.com/CWH2022 *Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends FLASHID-JOB# Control # XXXX XXXX XXXX XXXX THE COMPANY NAME INC. - COMMON ASDFGHJKL 123456789.1234 THE COMPANY NAME INC. - CLASS A 123456789.1234 THE COMPANY NAME INC. - CLASS B 123456789.1234 THE COMPANY NAME INC. - CLASS C 123456789.1234 THE COMPANY NAME INC. - CLASS D 123456789.1234 THE COMPANY NAME INC. - CLASS E 123456789.1234 THE COMPANY NAME INC. - CLASS F 123456789.1234 THE COMPANY NAME INC. - 401 K 123456789.1234 SHARE CLASSES REPRESENTED FOR VOTING This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class III Directors Nominees: 01) Brian A. Cassidy 02) Marcus A. Lemonis 03) Michael W. Malone For 2. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. For 3. Approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. For NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.